                                                                    Exhibit 10.7

                             WORLDCOM DATA SERVICES
                                 (REVENUE PLAN)

This Application for Data Services (THE "AGREEMENT") is made by ZIPLINK, L.L.C., ("CUSTOMER"), a Connecticut corporation with its principal office at 40 WOODLAND STREET, HARTFORD, CONNECTICUT 06105,("CUSTOMER"), and WORLDCOM, INC., a Georgia corporation ("WORLDCOM"), for service described below.

1. SERVICES: Interexchange telecommunications service (THE "PRIVATE LINE SERVICE") and frame relay service (THE "FRAME RELAY SERVICE") shall be provided by WorldCom pursuant to the applicable tariffs of WorldCom Network Services, Inc., a wholly owned subsidiary of WorldCom, (THE "TARIFFS"). The Tariffs provide terms and conditions of the Service which include, but are not limited to, taxes, credit approval procedures, Customer credits, termination liability, and limitations with respect to the assignment of the Service. The Tariffs may be modified from time to time by WorldCom in accordance with law and thereby affect the Service furnished to Customer. For purposes of this Agreement, Private Line Service and Frame Relay Service shall be collectively referred to as the "SERVICE".

2. TERMS AND CONDITIONS: The parties agree that the terms and conditions of this Agreement shall supplement, or to the extent they are inconsistent with the Tariffs, supersede the terms and conditions of the Tariffs.

3. MINIMUM MONTHLY COMMITMENT: Commencing as of the Commitment Commencing Date set forth below and continuing through the Commitment Ending Date below, Customer agrees to maintain (i) aggregate monthly Qualifying Charges for Private Line Service (before the application of discounts) and/or (ii) the aggregate base rate charge for Frame Relay Services (before the application of discounts) (COLLECTIVELY THE "AGGREGATE BASE RATE CHARGE") as follows:

        MINIMUM MONTHLY COMMITMENT: $55,000.00

        Based on the Customer's monthly Qualifying Charges before the application of discounts)

4.      REVENUE PLAN SERVICE TERM/COMMITMENT:


CUSTOMER COMMITMENT PERIOD:         THREE (3) YEAR(S)
COMMENCEMENT DATE:                     ___/01/__

COMMITMENT COMMENCING DATE:            ___/01/__            (THIS DATE TO BE 3 MONTHS FOLLOWING
                                                            THE COMMENCEMENT DATE ABOVE)

COMMITMENT ENDING DATE:                ___/01/__            (THIS DATE TO BE 36 MONTHS FOLLOWING
                                                            THE COMMITMENT COMMENCEMENT DATE ABOVE)

** IF THE COMMITMENT ENDING DATE IS IN A MONTH WITH LESS THAN 31 DAYS, THE ENDING DATE IS ON THE LAST DAY OF SUCH MONTH.

5. APPLICATION OF DISCOUNTS: Commencing as of the Commencement Date set forth in Section 4 above and continuing through the Commitment Ending Date, WorldCom agrees to: Aggregate (i) monthly Qualifying Charges for Private Line Service (before the application of discounts), and (ii) monthly recurring Network Node charges for Frame Relay Service (before the application of discounts) in determining Customer's monthly revenue level and corresponding discount for domestic Private Line and Frame Relay Service. Special DS-1 Connecting Leg Charges will be aggregated in determining Qualifying Charges for purposes of ascertaining if Customer has met the Minimum Monthly Commitment, however discounts will not apply to the Special DS-1 Connecting Leg charges.

6.      PROPRIETARY INFORMATION:

(a) Confidential Information: The parties understand and agree that the terms and conditions of this Agreement, and invoices to Customer for Service provided hereunder, communications between the parties regarding this Agreement or the Service to be provided hereunder (including price quotes to Customer for any Service proposed to be provided or actually provided hereunder), as well as such information relevant to any other agreement between the parties (collectively "CONFIDENTIAL INFORMATION"), are confidential as between Customer and WorldCom.

(b) Limited Disclosure: A party shall not disclose Confidential Information unless subject to discovery or disclosure pursuant to legal process, or to any party other than the directors, officers, and employees of a party or a party's agents including their respective brokers, lenders, insurance carriers or bona fide prospective purchasers who have specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. Violation by a party or its agents of the foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

(c) Press Releases: The parties further agree that any press release, advertisement or publication generated by a party regarding this Agreement, the Service provided hereunder or in which a party desires to mention the name of the other party or the other party's parent or affiliated company(ies), will be submitted to the non-publishing party for its written approval prior to publication.

(d) Survival of Confidentiality: The provisions of this Section 7 will be effective as of the date of this Agreement and remain in full force and effect for a period which will be the longer of (i) one (1) year following the date of this Agreement, or (ii) one (1) year from the termination of all Service hereunder.

7. LETTER OF AGENCY ("LOA"): The Undersigned [duly authorized representative of Customer] hereby authorizes WorldCom, if requested by Customer, to provision Customer's Local Access. This LOA supersedes all previous LOAs and shall remain in effect until canceled by Customer in writing.

8. PRICING: (a) Rates for domestic Private Line Service and domestic Frame Relay Service during the Service Commitment Period shall be set forth in the applicable Tariffs. Discounts for Private Line Service and Frame Relay Service are as described below. (b) Rates and discounts for International Services shall be as set forth in WorldCom's Service Orders (THE "SERVICE ORDERS").

A.      WORLDCOM PRIVATE LINE - DS-1 PRICE SCHEDULE
        (BASED ON THREE (3) YEARS/$55,000 TOTAL MINIMUM MONTHLY COMMITMENT)

           MONTHLY VOLUME                       DS-1 DISCOUNT SCHEDULE
               $55,000                                 47%
               $75,000                                 48%
              $100,000                                 49%

              $150,000                                 49.5%
              $250,000                                 50%

B.      WORLDCOM FRAME RELAY DISCOUNTS (DOMESTIC U.S. ONLY)
        (BASED ON THREE (3) YEARS, $55,000/ TOTAL MINIMUM MONTHLY COMMITMENT)

         MONTHLY VOLUME                                       DISCOUNT
              $55,000                                           26%
              $75,000                                           27%
              $100,000                                          28%
              $150,000                                          29%
              $250,000                                          30%

C. WORLDCOM HIGH SPEED FRAME RELAY DISCOUNTS (DOMESTIC U.S. ONLY) (BASED ON THREE (3) YEARS, $55,000/ TOTAL MINIMUM MONTHLY COMMITMENT)

            MONTHLY VOLUME                                    DISCOUNT
              $55,000                                           26%
              $75,000                                           27%
              $100,000                                          28%
              $150,000                                          29%
              $250,000                                          30%

*BACKHAUL CHARGES ARE NOT DISCOUNTABLE.

9. WAIVER OF PRIVATE LINE INSTALLATION CHARGES: Commencing with the Commencement Date and continuing through the Commitment Ending Date, WorldCom agrees to waive WorldCom installation charges and LEC installation charges (collectively "INSTALLATION WAIVERS") in an amount not to exceed three (3) times the Monthly Recurring IXC charges for Private Line Service ordered following the Commencement Date (the "NEW SERVICE").

10. WAIVER OF FRAME RELAY INSTALLATION CHARGES: Commencing with the Commencement Date and continuing through the Commitment Ending Date, WorldCom agrees to waive WorldCom installation charges and LEC installation charges (collectively "INSTALLATION WAIVERS") in an amount not to exceed three (3) times the Monthly Recurring Network Node and PVC charges for Frame Relay Service ordered following the Commencement Date (the "NEW SERVICE").

ENTIRE AGREEMENT: This Agreement (including any documents incorporated herein by reference) constitutes the entire understanding between the parties and supersedes any prior agreements and proposals between the parties, whether oral or written, for Service provided hereunder.

 WORLDCOM, INC.                             ZIPLINK, L.L.C.

/s/ Frank M. Grillo                         /s/ Eric Zachs
(Authorized Signature)                      (Authorized Signature)

FRANK M. GRILLO                             ERIC ZACHS
(Print Name)                                (Print Name)

12/20/96                                    11/15/96
(Date Received)                             (Date Signed)

                                AMENDMENT TO THE
                            SERVICE AGREEMENT BETWEEN
                       WORLDCOM, INC. AND ZIPLINK, L.L.C.
                   (SERVICE AGREEMENT DATED JANUARY 01, 1997)

This Amendment to the above-referenced Agreement is made and entered into by and betweenWorldCom, Inc., ("WorldCom") and ZIPLINK, L.L.C., ("Customer"). The Parties agree as follows:

THE AFOREMENTIONED PARTIES HEREBY AGREE TO REPLACE SECTION 1 OF THE AGREEMENT WITH THE FOLLOWING:

1. SERVICES: Interexchange telecommunications service (THE "PRIVATE LINE SERVICE") and frame relay service (THE "FRAME RELAY SERVICE") and ATM Service (THE "WORLDCOM ATM SERVICE") shall be provided by WorldCom pursuant to the applicable tariffs of WorldCom Network Services, Inc. d/b/a WilTel Network Services, Inc., a wholly owned subsidiary, (THE "TARIFFS"). The Tariffs provide terms and conditions of the Service which include, but are not limited to, taxes, credit approval procedures, Customer credits, termination liability, and limitations with respect to the assignment of the Service. The Tariffs may be modified from time to time by WorldCom in accordance with law and thereby affect the Service furnished to Customer. For purposes of this Agreement, Private Line Service Frame Relay Service and ATM Service shall be collectively referred to as the "SERVICE".

        The ATM Service may include the following: (i) equipment necessary to support the ATM Service including equipment located on Customer's premises and equipment located on WorldCom's premises, (ii) local access facilities, (iii) a Network Node (as described below) for each location requiring connectivity to the WorldCom network, and (iv) maintenance of the equipment and services provided by WorldCom. A "Network Node" includes a port connection, i.e., access to the WorldCom network, and the permanent virtual circuits assigned to said port. ATM Service configurations for each Network Node shall be described on WorldCom's Service Orders in effect when the Service is ordered. Charges for ATM Service shall be established by relevant Service Orders.

        THE AFOREMENTIONED PARTIES HEREBY AGREE TO REPLACE SECTION 3 OF THE AGREEMENT WITH THE FOLLOWING:

2. MINIMUM MONTHLY COMMITMENT: Commencing as of the Commitment Commencing Date set forth below and continuing through the Commitment Ending Date below, Customer agrees to maintain aggregate monthly Qualifying Charges for Private Line Service, the Aggregate Base Rate Charge for Frame Relay Services and the aggregate base rate charge for ATM Services (before the application of discounts) (COLLECTIVELY THE "AGGREGATE BASE RATE CHARGE") as follows:

MINIMUM MONTHLY COMMITMENT:   $55,000.00
(Based on the Customer's monthly Qualifying Charges for Service before the application of discounts)

THE AFOREMENTIONED PARTIES HEREBY AGREE TO REPLACE SECTION 5 OF THE AGREEMENT WITH THE FOLLOWING:

5. APPLICATION OF DISCOUNTS: Commencing as of the Commencement Date set forth in
Section 4 above and continuing through the Commitment Ending Date, WorldCom agrees to: Aggregate (i) monthly Qualifying Charges for Private Line Service (before the application of discounts), (ii) monthly recurring Network Node charges for Frame Relay Service (before the application of discounts) and (iii) monthly recurring Network Node charges for ATM Service (before the application of discounts) in determining Customer's monthly revenue level and corresponding discount for Private Line Service and Domestic Frame Relay Service.

THE AFOREMENTIONED PARTIES HEREBY AGREE TO ADD THE FOLLOWING ITEM D TO SECTION 9 (PRICING) OF THEAGREEMENT:

D.      WORLDCOM ATM DISCOUNTS (U.S. Domestic Only)
        (BASED ON THREE (3) YEARS, $55,000/ TOTAL MINIMUM MONTHLY COMMITMENT)

                  MONTHLY VOLUME                    DISCOUNT
                  $55,000 - $74,999                 26%
                  $75,000 - $99,999                 27%
                  $100,000 - $149,999               28%
                  $150,000 - $199,999               29%
                  $250,000 +                        30%

DISCOUNTS LISTED ABOVE WILL APPLY TO WORLDCOM PORT/CIR ONLY. LEC CHARGES ARE NOT DISCOUNTABLE. NO FURTHER DISCOUNTS MAY BE APPLIED.
BACKHAUL CHARGES ARE NOT DISCOUNTABLE.

Those portions of the Agreement not modified or otherwise affected by this Amendment are fully incorporated herein by reference. No other portion of the Agreement is, or is intended by the Parties to be, affected by this Amendment.

IN WITNESS WHEREOF, the Parties have signed this Amendment and the individuals signing belowrepresent that they have the authority to sign for and on behalf of the respective parties.

ACCEPTED BY:                             ACCEPTED BY:
WORLDCOM, INC.                           ZIPLINK, L.L.C.

BY:  /s/ Frank M. Grillo                 BY: /s/ Eric M. Zachs
   ---------------------------              ------------------------------

NAME: FRANK M. GRILLO                    NAME: Eric M. Zachs
     -------------------------                ----------------------------

TITLE: V.P., MARKETING                   TITLE President/Manager
      ------------------------                ----------------------------

DATE:  3/6/97                            DATE  2/25/97
     -------------------------                ----------------------------